THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

NO. 2006-____	US$________

COUNTERPATH SOLUTIONS, INC.

5.0% CONVERTIBLE NOTE DUE NOVEMBER 30, 2008

Section 1.	General.

FOR VALUE RECEIVED CounterPath Solutions, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of ___________________________, or its registered assigns (the “Purchaser”), the principal sum of ___________________ (US$________________), or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest thereon at a rate equal to 5% (the “Interest Rate”) per annum, simple interest computed on the basis of the actual number of days elapsed and a year of 360 days comprised of twelve 30 day months. Unless earlier converted in accordance with Section 4, all unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) November 30, 2008 (the “Maturity Date”); or (ii) when such amounts become due and payable as a result of, and following, an Event of Default in accordance with Section 2. The Company may (i) with the Purchaser’s consent and by providing the Purchaser with thirty (30) days advance written notice or (ii) in the event of a Change of Control (as defined herein) or a Fundamental Change (as defined herein), by providing the Purchaser with ten (10) days advance written notice, redeem a portion of or all of the outstanding principal sum under this Note. The redemption price shall be equal to one hundred percent (100%) of the principal sum being redeemed plus all accrued and unpaid interest thereon. Except as otherwise provided herein, all payments required to be made hereunder, if any, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. Interest shall accrue on the unpaid balance of the principal amount of this Note (without any compounding) from and including the date hereof to, but excluding, the date on which the principal amount of this Note is paid in full (or converted in accordance with Section 4 hereof) and shall be payable in arrears on each of February 28, May 31, August 31 and November 30, except if such date is not a business day in which case such interest shall be payable on the next succeeding business day. The first interest payment date shall be February 28, 2007.

CW941191.2

Section 2.	Defaults.

The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)        the Company shall fail to pay (i) when due any principal or interest payment hereof on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due and such failure shall continue for ten (10) days after written notice thereof is delivered to the Company;

(b)        the Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note and such failure shall continue for ten (10) days after written notice thereof is delivered to the Company;

(c)        any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Purchaser in writing in connection with this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished;

(d)        the Company shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness to be paid by the Company (excluding this Note, which default is addressed by Section 2(a) above, but including any other evidence of indebtedness of the Company to the Purchaser) and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness, and the effect of such failure or default is to cause, or permit the holder thereof to cause, indebtedness in an aggregate amount of Five Hundred Thousand Dollars US Funds (US$500,000) or more to become due prior to its stated date of maturity;

(e)        the Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

(f)         proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement;

CW941191.2

(g)        one or more judgments for the payment of money in an amount in excess of One Million Dollars US Funds (US$1,000,000) in the aggregate, outstanding at any one time, shall be rendered against the Company and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Company and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

(h)        a Change of Control occurs, provided that the Company has not provided written notice to the holder of this Note as set forth in Section 1 hereof. For the purposes of this Section 2(h), a "Change of Control" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of more than one-third of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company's board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company or a sale of more than one-third of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company that constitutes or results in a transfer of more than one-third of the voting rights or equity interests in the Company; (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

Section 3.	Rights Of Purchaser Upon Default.

Upon the occurrence or existence of any Event of Default and following the expiry of any applicable grace periods (other than an Event of Default referred to in Sections 2(f) or 2(g) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(f) or 2(g) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Purchaser may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

CW941191.2

Section 4.	Conversion.

(a)        Purchaser Conversion. At any time, and from time to time, the Purchaser may, at its sole and exclusive option by delivering to the Company a conversion notice in the form attached hereto as Annex A (the “Conversion Notice”), convert all or any part of the principal outstanding under this Note into fully paid and nonassessable shares of Common Stock (the “Conversion Shares”) of the Company at a conversion price of US$0.40 per share of Common Stock (the “Conversion Price”). The Conversion Price shall be subject to adjustment as provided in Section 5 hereof. The Purchaser shall convert a minimum of US$10,000 of principal for any conversion pursuant to this Section 4(a).

(b)        Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of the entire principal outstanding under this Note, in lieu of the Company issuing any fractional shares to the Purchaser in cash, the Company shall pay to the Purchaser the amount of outstanding principal that is not so converted. On partial conversion of this Note, the Company shall issue to the Purchaser (i) the shares of Common Stock into which a portion of this Note is converted and (ii) a new convertible note having identical terms to this Note, except that the principal amount thereof shall equal the difference between (A) the principal amount of this Note immediately prior to such conversion minus (B) the portion of such principal amount converted into Common Stock. Upon conversion of this Note pursuant to this Section 4, the Purchaser shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable but in no event more than ten (10) business days thereafter, issue and deliver to the Purchaser at such principal office a certificate or certificates for the number of shares of Common Stock, to which the Purchaser shall be entitled upon such conversion (the “Conversion Shares”) (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Purchaser is entitled upon such conversion under the terms of this Note.

(c)        Reservation Of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock of the Company, solely for the purpose of effecting the conversion of this Note, such number of Conversion Shares as shall from time to time be sufficient to effect the conversion of this Note (the “Note Shares”); and if at any time the number of authorized but unissued shares of capital stock of the Company shall not be sufficient to effect the conversion of this Note, the Company hereby covenants and agrees to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purpose.

(d)        Payment Of Expenses And Taxes On Conversion. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution, issuance and delivery of stock certificates and new notes pursuant to this Section 4 hereof, except that, in the event such stock certificates or new notes shall be registered in a name or names other than the name of the holder of this Note, funds sufficient to pay all stock transfer fees, which shall be payable upon the execution and delivery of such stock certificate or

CW941191.2

certificates or new notes, shall be paid by the holder hereof to the Company at the time of delivering this Note to the Company upon conversion.

Section 5.	Conversion Price Adjustments.

(a)        Adjustment For Stock Splits And Combinations. If the Company shall at any time or from time to time after the date of original issuance of this Note (the “Date of Original Issue”) effect a subdivision or reverse stock split of the outstanding Common Stock, the Conversion Price in effect immediately before a subdivision shall be proportionately decreased, and, conversely, the Conversion Price in effect immediately before a reverse stock split shall be proportionately increased. Any adjustment under this Section 5(a) shall become effective at the close of business on the date the subdivision or reverse stock split becomes effective.

(b)        Adjustment For Common Stock Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue, issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 5(b) to reflect the actual payment of such dividend or distribution.

(c)        Adjustments For Other Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in other property, in each such event provision shall be made so that the Purchaser shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Company or other property which such Purchaser would have received had this Note been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the Purchaser or with respect to such other securities or other property by their terms. As used herein, the term “other property” does not include cash.

(d)        Adjustment For Reclassification, Exchange And Substitution. If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or

CW941191.2

series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or reverse stock split or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event the Purchaser shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(e)        Fundamental Changes. Provided that the Company has not provided written notice to the holder of this Note as set forth in Section 1 hereof, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a subdivision or reverse stock split or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5) (in any such case, a “Fundamental Change”), then upon any subsequent conversion of this Note, the holder hereof shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one share of Common Stock (the “Alternate Consideration”). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the holder hereof shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Change. In the event of a Fundamental Change, the Company or the successor or purchasing entity, as the case may be, shall execute with the holder hereof a written agreement providing that:

(i)     this Note shall thereafter entitle the holder hereof to purchase the Alternate Consideration,

(ii) in the case of any such successor or purchasing entity, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing entity shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Note and the Subscription Agreement entered into in connection with the issuance of this Note, and

(iii) if registration or qualification is required under the Securities Exchange Act of 1934 or applicable state law for the public resale by the holder of shares of stock and other securities so issuable upon exercise of this Note, such registration

CW941191.2

or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Change, the Alternate Consideration includes shares of stock, other securities, other property or assets of an entity other than the Company or any such successor or purchasing entity, as the case may be, in such Fundamental Change, then such written agreement shall also be executed by such other entity and shall contain such additional provisions to protect the interests of the holder hereof as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the holder’s request, any successor to the Company or surviving entity in such Fundamental Change shall issue to the holder hereof a new Note consistent with the foregoing provisions and evidencing the holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this section and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.

(f)         Certificate Of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of this Note, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Purchaser at the Purchaser’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(g)        Notices Of Record Date. Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Purchaser at least 20 days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities), shall be entitled to exchange their shares of Common Stock (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

CW941191.2

Section 6.	Ranking.

This Note is an unsecured general obligation of the Company. For so long as at least sixty-seven percent (66 2/3%) in aggregate principal amount of this Note and the other 5.0% convertible notes issued and due November 30, 2008 (collectively, the “5.0% Convertible Notes”) remain outstanding, the Company will not, and will not permit any subsidiary to, directly or indirectly, without the prior written consent of the holders of not less than sixty-seven percent (66 2/3%) of the aggregate principal amount of 5.0% Convertible Notes then outstanding, enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior or pari passu in any respect to the Company's obligations under the 5.0% Convertible Notes, whether with respect to principal, interest or upon liquidation or dissolution or otherwise.

Section 7.	Exchange or Replacement of Notes.

(a)        The Purchaser may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Company, and receive in exchange therefore, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Purchaser may designate in writing; provided that any such transfer of this Note complies with all applicable securities laws.

(b)        Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 7 shall be dated as of the date of this Note.

Section 8.	Attorneys’ and Collection Fees.

Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees and expenses, incurred by the Purchaser in collecting or enforcing this Note.

Section 9.	Waivers.

The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Purchaser in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or

CW941191.2

modification of the terms hereof shall be valid unless set forth in writing by the Purchaser and then only to the extent set forth therein.

Section 10.	Amendments.

Subject to the provisions of the Purchase Agreement, this Note may not be amended without the express written consent of both the Company and the Purchaser.

Section 11.	Governing Law.

This Note shall be deemed to be made under and shall be construed in accordance with the laws of the Province of British Columbia without giving effect to the principles of conflict of laws thereof.

Section 12.	Successors and Assigns.

The rights and obligations of the Company and the Purchaser under this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Purchaser.

Section 13.	Notices.

All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other parties listed below:

(a)	If to the Company:	CounterPath Solutions, Inc.

Suite 300, One Bentall Centre,

505 Burrard Street

Vancouver, British Columbia

Canada V6B 1R8

Attention: Mark E. Bruk

Telephone: 604-320-3344

	Facsimile:	604-320-3399
with a copy to:	Clark Wilson LLP
Barristers and Solicitors
800-885 West Georgia Street
Vancouver, BC, Canada V6C 3H1
Attention: Virgil Z. Hlus, Esq.
Telephone: 604-687-5700
	Facsimile:	604-687-6314
(b)	If to the Purchaser: At the address shown on the signature page

CW941191.2

Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday or after 5:00 p.m. on any other day will be deemed to have been received on the next business day), if given by legible facsimile transmission with proof from sender of confirmation of receipt, or (ii) if given by any other means, when delivered at the address specified in this Section 13.

Section 14.	No Rights of Stockholders.

Except as otherwise provided herein, this Note shall not entitle the Purchaser to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 15.	Entire Agreement.

This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Note may be amended only by an instrument in writing executed by the parties hereto.

Section 16.	Headings.

The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

Section 17.	Electronic Means

Delivery of an executed copy of this Note by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Note as of the date hereinafter set forth.

Section 18.	Assignability

This Note shall be binding upon the Company and its successors and shall enure to the benefit of the Purchaser and its successors. This Note is not assignable by the Purchaser without the express written consent of the Company.

Section 19.	Currency

All funds expressed in this Note are stated in United States dollars.

Section 20.	Restrictions on Shares

The Conversion Shares issuable upon conversion of this Note may not be sold or transferred unless (a) the Conversion Shares first shall have been registered under the Securities Act and applicable state securities laws, or (b) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope customary for opinions in such

CW941191.2

circumstances) to the effect that such sale or transfer is exempt from registration requirements of the Securities Act, or (c) the Conversion Shares are sold under Rule 144 under the Securities Act. Except as otherwise provided in the Subscription Agreement dated November 21, 2005, each certificate for the Conversion Shares issuable upon conversion of this Note that have not been so registered and that have not been sold under an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS THEREOF, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

Upon the request of the Holder of a certificate representing any Conversion Shares issuable upon conversion of this Note, the Company shall remove the foregoing legend from the certificate and issue to the Purchaser a new certificate free of any transfer legend, (a) if without an effective registration statement with such request, the Company shall have received either (i) an opinion of counsel, in form, substance and scope customary for opinions in such circumstances, to the effect that any such legend may be removed from such certificate, or (ii) satisfactory representations from the Purchaser that the Purchaser is eligible to sell such security under Rule 144 or (b) a registration statement under the Securities Act covering the resale of such securities is in effect.

CW941191.2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officer as of the date indicated below.

Date: November 30, 2006

COUNTERPATH SOLUTIONS, INC.

By:

Name: Mark Bruk

Title:	Chief Executive Officer

Note No.
Amount:

Purchaser Name:

Address:

Telephone:

Facsimile:

CW941191.2

ANNEX A

NOTICE OF CONVERSION

(To be executed by the Purchaser in order to Convert the Note)

TO:	COUNTERPATH SOLUTIONS, INC.

The undersigned hereby irrevocably elects to convert US$________________________ of the principal amount of the Note dated November ____, 2006 between the Company and KMB Trac Two Holdings Ltd., into Shares of the Company, according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:	____________________________________________________
Applicable Conversion Price:	US$0.40
Amount to be converted:	US$
Number of Shares to be issued:	____________________________________________________
Amount of Note unconverted: $	Principal: US$
Please issue the Shares in the following name and to the following address:	____________________________________________________ ____________________________________________________
____________________________________________________

Signature of the Holder:	____________________________________________________
Name:
Address:
____________________________________________________
Phone Number:

CW941191.2	A-1